Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowances	$ 79.7	$ 83.9
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	5.0	5.0
Preferred stock, shares issued
Preferred stock, shares outstanding
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	300	300
Common stock, shares issued	139.0	139.0
Treasury stock, shares	21.7	2.7